                              SPDR(R) SERIES TRUST

                       Supplement Dated November 26, 2007
                    to the Prospectus Dated October 31, 2007

David Kobuszewski will no longer serve as the portfolio manager to the SPDR(R) Barclays Capital TIPS ETF (the "Fund") and, accordingly, his biographical information appearing on page 45 of the prospectus is hereby replaced with the following:

     BRIAN KINNEY. Brian is a Principal of SSgA Funds Management, Inc., a Vice President of State Street Global Advisors, Inc. ("SSgA") and a Portfolio Manager for SSgA's fixed income group. Brian joined SSgA in 2003 and is the head of the Mortgage Backed Securities Group. In addition to being responsible for implementing active mortgage backed securities strategies, Brian is co-lead of a "liquid products" team that seeks to invest in U.S. treasuries, TIPS, and interest rate swaps. Brian worked at Fidelity Investments for eight years as a mortgage backed and municipal bond trader. Brian graduated from Fairfield University with a Bachelor of Arts and received his MBA from Boston College.

All other references to David Kobuszewski that appear in the Fund's prospectus are hereby replaced with Brian Kinney.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRSTSUPP2